SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to

Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 6, 2006

OSCIENT PHARMACEUTICALS CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	0-10824	04-2297484
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Winter Street, Suite 2200

Waltham, Massachusetts 02451

(Address of principal executive offices, including zip code)

(781) 398-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On November 6, 2006, Oscient Pharmaceutical Corporation (the “Company”) elected to withdraw its supplement New Drug Application (sNDA) seeking approval of FACTIVE for the treatment of acute bacterial sinusitis (ABS) as a result of the FDA’s Anti-Infective Drugs Advisory Committee meeting held to discuss such application as well as the FDA’s recent actions concerning other antibiotics seeking approval for ABS.

Additionally, the Company has submitted its response to the FDA’s Approvable Letter dated September 21, 2006 regarding a separate sNDA seeking approval of FACTIVE for the 5-day treatment of community-acquired pneumonia (CAP). The FDA will review the Company’s response for completeness and notify it regarding the new review timetable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSCIENT PHARMACEUTICALS CORPORATION

By:	/s/ Philippe Maitre
Name:	Philippe Maitre
Title:	Senior Vice President and Chief Financial Officer

Date: November 6, 2006